Ralcorp Holdings, Inc.

Ninth Supplement to Note Purchase Agreements

Dated as of May 11, 2007

Re: $100,000,000 5.93% Senior Notes, Series J,
Due May 11, 2022

Ralcorp Holdings, Inc.
800 Market Street
Suite 2900
St. Louis, MO 63101

Dated as of
May 11, 2007

To the Series J Purchasers named in
Schedule A hereto

Ladies and Gentlemen:

This Ninth Supplement to Note Purchase Agreements (the or this “Ninth Supplement”) is among Ralcorp Holdings, Inc., a Missouri corporation (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Series J Purchasers”).

Reference is hereby made to the Note Purchase Agreements dated as of May 22, 2003 (as amended by a First Amendment thereto dated as of December 22, 2005, and as may be further amended and supplemented from time to time, the “Note Purchase Agreements”), among the Company and the purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreements. Reference is further made to Section 4.13 of the Note Purchase Agreements which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Series J Purchasers as follows:

1.     The Company has authorized the issue and sale of $100,000,000 aggregate principal amount of the 5.93% Senior Notes, Series J, due May 11, 2022 (the “Series J Notes”). The Series J Notes, together with the Series A Notes initially issued pursuant to the Note Purchase Agreements, the $145,000,000 aggregate principal amount of 4.24% Senior Notes, Series B, due December 22, 2010 (the “Series B Notes”) issued pursuant to the First Supplement to Note Purchase Agreements dated as of December 22, 2003 (the “First Supplement”), the $50,000,000 aggregate principal amount of 5.43% Senior Notes, Series C, due December 22, 2013 (the “Series C Notes”) issued pursuant to the Second Supplement to Note Purchase Agreements dated as of December 22, 2003 (the “Second Supplement”), the $75,000,000 aggregate principal amount of 4.76% Senior Notes, Series D, due December 22, 2013 (the “Series D Notes”) issued pursuant to the Third Supplement to Note Purchase Agreement dated as of December 22, 2003 (the “Third Supplement”), the $100,000,000 aggregate principal amount of 5.57% Senior Notes, Series E, due December 21, 2015 (the “Series E Notes”) issued pursuant to the Fourth Supplement to Note Purchase Agreements dated as of December 21, 2005 (the ”Fourth Supplement”), the $75,000,000 aggregate principal amount of 5.43% Senior Notes, Series F, due December 21, 2012 (the “Series F Notes”) issued pursuant to the Fifth Supplement to Note Purchase Agreements dated as of December 21, 2005 (the ”Fifth Supplement”), the $50,000,000 aggregate principal amount of Floating Rate Senior Notes, Series G, due

 February 22, 2011 (the “Series G Notes”) issued pursuant to the Sixth Supplement to Note Purchase Agreements dated as of February 22, 2006 (the ”Sixth Supplement”), the $50,000,000 aggregate principal amount of Floating Rate Senior Notes, Series H, due February 22, 2011 (the “Series H Notes”) issued pursuant to the Seventh Supplement to Note Purchase Agreements dated as of February 22, 2006 (the ”Seventh Supplement”), the $75,000,000 aggregate principal amount 5.56% Senior Notes, Series I, Tranche A, due January 18, 2019 and the $25,000,000 aggregate principal amount 5.58% Senior Notes, Series I, Tranche B, due January 18, 2019 (the “Series I Notes”) issued pursuant to the Eighth Supplement to Note Purchase Agreements dated as of January 18, 2007 (the “Eighth Supplement”) and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreements, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreements). The Tranche A Notes and the Tranche B Notes shall be substantially in the form set out in Exhibit 1-A and Exhibit 1-B, respectively, with such changes therefrom, if any, as may be approved by the Series J Purchasers and the Company.

2.     Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreements and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Series J Purchaser, and each Series J Purchaser agrees to purchase from the Company, Series J Notes in the principal amount set forth opposite such Series J Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereafter mentioned.

3.     The sale and purchase of the Series J Notes to be purchased by each Series J Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 a.m. Chicago time, at a closing (the “Closing”) on May 11, 2007 or on such other Business Day thereafter on or prior to May 11, 2007 as may be agreed upon by the Company and the Series J Purchasers. At the Closing the Company will deliver to each Series J Purchaser the Series J Notes to be purchased by such Series J Purchaser in the form of a single Series J Note (or such greater number of Series J Notes in denominations of at least $100,000 as such Series J Purchaser may request) dated the date of the Closing and registered in such Series J Purchaser’s name (or in the name of such Series J Purchaser’s nominee), against delivery by such Series J Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 1096726 and account name Ralcorp Holdings, Inc. at JPMorgan Chase Bank, N.A. in New York, New York, ABA #021000021. If, at the Closing, the Company shall fail to tender such Series J Notes to any Series J Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Series J Purchaser’s satisfaction, such Series J Purchaser shall, at such Series J Purchaser’s election, be relieved of all further obligations under this Ninth Supplement, without thereby waiving any rights such Series J Purchaser may have by reason of such failure or such nonfulfillment.

4.     The obligation of each Series J Purchaser to purchase and pay for the Series J Notes to be sold to such Series J Purchaser at the Closing is subject to the fulfillment to such Series J Purchaser’s satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreements with respect to the Series J Notes to be purchased at the Closing, and to the following additional conditions:

(a)     Except as supplemented, amended or superceded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreements shall be correct as of the date of Closing and the Company shall have delivered to each Series J Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

(b)     Contemporaneously with the Closing, the Company shall sell to each Series J Purchaser, and each Series J Purchaser shall purchase, the Series J Notes to be purchased by such Series J Purchaser at the Closing as specified in Schedule A.

(c)     Each Series J Purchaser shall have become party to that certain Pledge Agreement dated as of February 24, 2006, entered into by the Company in favor of JPMorgan Chase Bank, N.A., as collateral agent, and accepted and agreed to by the certain financial institutions thereto, by executing and delivering a counterpart signature page thereof to the Pledgee (as defined in said Pledge Agreement).

5.     Maturity. As provided therein, the entire unpaid principal balance of the Series J Notes shall be due and payable on the stated maturity date thereof.

6.     Optional Prepayments. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Series J Notes, in an amount not less than 10% of the aggregate principal amount of the Series J Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount, together with interest accrued thereon to the date of such prepayment. The Company will give each holder of Series J Notes written notice of each optional prepayment under this Section 6 of this Ninth Supplement not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Series J Notes to be prepaid on such date, the principal amount of each Series J Note held by such holder to be prepaid (determined in accordance with Section 7 of this Ninth Supplement), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Series J Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

7.     Allocation of Partial Prepayments for Series J Notes. In the case of each partial prepayment of the Series J Notes pursuant to Section 6 of this Ninth Supplement, the principal amount of the Series J Notes to be prepaid shall be allocated among all of the Series J Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.     Maturity; Surrender, Etc. for Series J Notes. In the case of each prepayment of Series J Notes pursuant to Section 6 of this Ninth Supplement and Section 8.3 of the Note Purchase Agreements, the principal amount of each Series J Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Series J Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Series J Note shall be issued in lieu of any prepaid principal amount of any Series J Note.

9.     Purchase of Series J Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Series J Notes except upon the payment or prepayment of the Series J Notes in accordance with the terms of this Ninth Supplement, Section 8.3 of the Note Purchase Agreements and the Series J Notes. The Company will promptly cancel all Series J Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Series J Notes pursuant to any provision of this Agreement and no Series J Notes may be issued in substitution or exchange for any such Series J Notes.

10.   Make-Whole Amount for Series J Notes. The term “Make-Whole Amount” means, with respect to any Series J Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series J Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Series J Note, the principal of such Series J Note that is to be prepaid pursuant to Section 6 of this Ninth Supplement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreements, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Series J Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Series J Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Series J Note, .50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Series J Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Series J Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series J Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 6 of this Ninth Supplement or Section 12.1 of the Note Purchase Agreements.

“Settlement Date” means, with respect to the Called Principal of any Series J Note, the date on which such Called Principal is to be prepaid pursuant to Section 6 of this Ninth Supplement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreements, as the context requires.

11.    Each Series J Purchaser, as to itself, represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreements are true and correct on the date hereof with respect to the purchase of the Series J Notes by such Series J Purchaser, provided, that in lieu of the representation and warranty set forth in Section 6.2 of the Note Purchase Agreements, each Series J Purchaser represents and warrants, as to itself, that the Source used by such Series J Purchaser to pay the purchase price of the Series J Notes to be purchased by it hereunder does not include assets of (i) an employee benefit plan which is subject to Title I of ERISA, (ii) a “plan” (as defined in Section 4975 of the Code) which is subject to Section 4975 of the Code or (iii) an entity whose underlying assets include plan assets by reason of any such employee benefit plan’s or plan’s investment in such entity.

12.    The Company and each Series J Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreements, as supplemented hereby, as fully and completely as if such Series J Purchaser were an original signatory to the Note Purchase Agreements.

13.    Additional Series J Provisions. Pursuant to the provisions of Section 2.2(ii) and Section 2.2(iii) of the Note Purchase Agreements:

(a)     In the event that the Series A Notes are not outstanding, the “Proposed Prepayment Date” under Section 8.3(c) for any holder of Series J Notes shall be deemed to be the first Business Day which is at least 15 days after the date of the notice of prepayment contemplated by Sections 8.3(a) and 8.3(b).

(b)    The holders of the Series J Notes (and no other holders) agree to waive payment of the amount otherwise required by clause (y) of the penultimate sentence of the last paragraph of Section 12.1 of the Note Purchase Agreements (but no other amount) and, in consideration therefor, and in lieu of the amount otherwise payable under said clause (y), the Company agrees, upon any Series J Notes becoming due and payable under Section 12.1, whether automatically or by declaration, to pay such holders of the Series J Notes the Make-Whole Amount in respect of the Series J Notes, together with all other amounts required to be paid pursuant to Section 12.1.

(c)    The holders of the Series J Notes (and no other holders) agree to waive payment of interest at the Default Rate on overdue interest, principal and premium, if any, otherwise required by clause (a) of the first sentence of Section 12.3 of the Note Purchase Agreements in connection with any rescission of acceleration of the Series J Notes and, in consideration therefor and in lieu of the amount otherwise payable at the Default Rate, the Company agrees that as a condition precedent to any rescission of acceleration of the Series J Notes, interest on any such overdue interest, principal and premium, if any, shall be paid at the overdue rate applicable to the Series J Notes as more fully described, with respect to the Tranche A Notes, at the end of the first paragraph in Exhibit 1-A hereto, and, with respect to the Tranche B Notes, at the end of the first paragraph in Exhibit 1-B hereto.

14.    Governing Law. This Ninth Supplement shall be governed by and construed in accordance with the laws of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

[Signature Page Follows]

The execution hereof shall constitute a contract between the Company and the Series J Purchasers for the uses and purposes hereinabove set forth, and this Ninth Supplement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Ralcorp Holdings, Inc.

By:         /s/ S. Monette
Name:          S. Monette
Title:            Corporate Vice President
                                                                                                                             and Treasurer

Accepted as of the date first written above.

Metropolitan Life Insurance Company

By:       /s/ Erik V. Savi
                                                                                                        Name:        Erik V. Savi
                                                                                                        Title:          Director

MetLife Insurance Company of Connecticut
MetLife Investors USA Insurance Company
Metropolitan Tower Life Insurance Company

By:        Metropolitan Life Insurance Company, The Investment Manager

By:        /s/ Erik V. Savi
Name:        Erik V. Savi
Title:          Director

Each of the undersigned ratifies and confirms as of the date hereof its obligations under the Subsidiary Guarantee dated May 22, 2003, as amended, modified or supplemented.

Bremner Food Group, Inc. (f/k/a Bremner, Inc.)
Sugar Kake Cookie Inc. (f/k/a Cascade Cookie Company, Inc.)
Flavor House Products, Inc.
Nutcracker Brands, Inc.
RH Financial Corporation
Ripon Foods, Inc.
Heritage Wafers, LLC
The Carriage House Companies, Inc. (by itself and as successor by merger to The Torbitt & Castleman Company, LLC)
Ralcorp Frozen Bakery Products, Inc. (f/k/a Bakery Chef, Inc.; and f/k/a Value Added Bakery Holding Company, successor by merger to Bakery Chef, L.L.C.)
Community Shops, Inc.
The Bun Basket, Inc.
Lofthouse Bakery Products, Inc.
Medallion Foods, Inc.
Parco Foods, L.L.C.
Cottage Bakery, Inc.
Bloomfield Bakers
Lovin Oven, LLC

By:       /s/ S. Monette
Name:       S. Monette
Title:        Treasurer

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